                                                                     EXHIBIT 4.1

                                   [SPECIMEN]

COMMON STOCK                                                        COMMON STOCK

                                                                      SHARES

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
OF THE STATE OF NEW JERSEY                                   CERTAIN DEFINITIONS

                                                             CUSIP 784413 10 6

                               SL INDUSTRIES, INC.

            THIS CERTIFIES THAT

            IS THE OWNER OF

            FULL-PAID AND  NON-ASSESSABLE  SHARES OF THE COMMON STOCK,  $.20 PAR
            VALUE PER SHARE, OF

SL  INDUSTRIES,  INC.  TRANSFERABLE  BY THE  HOLDER  HEREOF IN PERSON OR BY DULY
AUTHORIZED  ATTORNEY UPON THE BOOKS OF THE  CORPORATION  UPON  SURRENDER OF THIS
CERTIFICATE   PROPERLY   ENDORSED.   THIS   CERTIFICATE   IS  NOT  VALID  UNLESS
COUNTERSIGNED  AND REGISTERED BY THE TRANSFER  AGENT AND REGISTRAR.  WITNESS THE
FACSIMILE  SEAL OF THE  CORPORATION  AND THE  FACSIMILE  SIGNATURES  OF ITS DULY
AUTHORIZED OFFICERS.

Dated:

COUNTERSIGNED AND REGISTERED:
       AMERICAN STOCK TRANSFER & TRUST COMPANY
                         (NEW YORK)       TRANSFER AGENT
                                          AND REGISTRAR

AUTHORIZED SIGNATURE         TREASURER     PRESIDENT AND CHIEF EXECUTIVE OFFICER

            KEEP THIS  CERTIFICATE  IN A SAFE  PLACE.  IF IT IS LOST,  STOLEN OR
DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
ISSUANCE OF A REPLACEMENT CERTIFICATE.

            The following  abbreviations,  when used in the  inscription  on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common              UNIF GIFT MIN ACT-________________ Custodian_____________
TEN ENT-as tenants by the entireties                             (Cust)                   (Minor)
JT TEN-as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                        Act_____________________
          in common.                                                       (State)
    Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT _______________________  ATTORNEY TO TRANSFER
THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED  CORPORATION  WITH FULL POWER OF
SUBSTITUTION IN THE PREMISES.

DATED_____________________

SIGNATURE ______________________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
          AS  WRITTEN  UPON THE  FACT OF THE  CERTIFICATE  IN EVERY  PARTICULAR,
          WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          THE  SIGNATURES  SHOULD BE  GUARANTEED  BY A COMMERCIAL  BANK OR TRUST
          COMPANY,  OR BY A NEW YORK, BOSTON,  MIDWEST,  PHILADELPHIA-BALTIMORE-
          WASHINGTON  OR PACIFIC  COAST  STOCK  EXCHANGE  MEMBER OR FIRM,  WHOSE
          SIGNATURE IS KNOWN TO THE TRANSFER AGENT.